Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT: Investor & Media Relations

(713) 726-5376

IR@flotekind.com

FLOTEK INDUSTRIES, INC. ANNOUNCES FILING OF REGISTRATION STATEMENT IN CONJUNCTION WITH ACQUISITION OF FLORIDA CHEMICAL COMPANY, INC. AND REITERATES CONFERENCE PRESENTATION

HOUSTON, June 25, 2013 — Flotek Industries, Inc. (NYSE:FTK - News) (“Flotek” or the “Company”) today announced it filed a Registration Statement with the U.S. Securities and Exchange Commission (the “Commission”) related to Flotek common stock issued to the former shareholders of Florida Chemical Company, Inc. (“Florida Chemical”).

The Registration Statement registers the resale of for 3,284,180 shares of Flotek Industries Common Stock that were issued in a private placement in conjunction with the Company’s acquisition of Florida Chemical Company, Inc., as required by the acquisition agreement. The Registration Statement may not be used for resales of such shares until it is declared effective.

This press release shall not constitute an offer to sell, or the solicitation of an offer to buy, any of the securities referred to herein. An offering of any such securities will only be made by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended. Any such prospectus shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Global Hunter Conference Presentation

As previously announced, Flotek Chairman, President and Chief Executive Officer John Chisholm will be presenting at the Global Hunter Securities GHS 100 Energy Conference today, June 25, 2013. His presentation will take place at 4:00 pm CDT in Chicago and will be available via webcast at www.flotekind.com.

About Flotek Industries, Inc.

Flotek is a global developer and distributor of innovative specialty chemicals and down-hole drilling and production equipment. Flotek manages automated bulk material handling, loading and blending facilities. It serves major and independent companies in the domestic and international oilfield service industry. Flotek Industries, Inc. is a publicly traded company headquartered in Houston, Texas, and its common shares are traded on the New York Stock Exchange under the ticker symbol “FTK”

For additional information, please visit Flotek’s web site at www.flotekind.com.

Forward-Looking Statements:

Certain statements set forth in this Press Release constitute forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) regarding Flotek Industries, Inc.’s business, financial condition, results of operations and prospects. Words such as expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this Press Release.

Although forward-looking statements in this Press Release reflect the good faith judgment of management, such statements can only be based on facts and factors currently known to management. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, but are not limited to, demand for oil and natural gas drilling services in the areas and markets in which the Company operates, competition, obsolescence of products and services, the Company’s ability to obtain financing to support its operations, environmental and other casualty risks, and the impact of government regulation.

Further information about the risks and uncertainties that may impact the Company are set forth in the Company’s most recent filing on Form 10-K (including without limitation in the “Risk Factors” Section), and in the Company’s other SEC filings and publicly available documents. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this Press Release. The Company undertakes no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this Press Release.